Property, Plant and Equipment	12 Months Ended
Jul. 31, 2020
Property, plant and equipment [abstract]
Property, Plant and Equipment

12. Property, Plant and Equipment

Cost	Land	Buildings	Leasehold improvements	Cultivation and production equipment	Furniture, computers, vehicles and equipment	Construction in progress	Right-of-Use assets	Total
	$	$	$	$	$	$	$	$
At July 31, 2018	1,038	32,536	206	4,031	2,471	15,433	—	55,715
Business acquisitions	4,301	18,855	—	9,913	648	12,286	—	46,003
Additions	—	11,365	421	28,085	7,249	117,909	—	165,029
Transfers	—	88,078	—	—	—	(88,078)	—	—
At July 31, 2019	5,339	150,834	627	42,029	10,368	57,550	—	266,747
Additions	—	24,432	1,395	14,969	9,404	66,246	24,405	140,851
Disposals	(3,683)	(18,260)	—	(13,402)	(909)	(5,428)	—	(41,682)
Transfers	—	7,943	22,417	(10,135)	8	(20,233)	—	—
At July 31, 2020	1,656	164,949	24,439	33,461	18,871	98,135	24,405	365,916

Accumulated depreciation and impairments
At July 31, 2018	—	533	9	69	771	—	—	1,382
Depreciation	—	3,859	121	1,497	1,095	—	—	6,572
Transfers	—	—	—	650	(650)	—	—	—
At July 31, 2019	—	4,392	130	2,216	1,216	—	—	7,954
Depreciation	—	7,395	879	3,702	3,562	—	2,522	18,060
Transfers	—	—	—	271	(271)	—	—	—
Disposals	—	(17,081)	—	(7,435)	(366)	—	—	(24,882)
Impairments	307	19,006	—	9,937	—	48,990	1,178	79,418
At July 31, 2020	307	13,712	1,009	8,691	4,141	48,890	3,700	80,550

Net book value
At July 31, 2018	1,038	32,003	197	3,962	1,700	15,433	—	54,333
At July 31, 2019	5,339	146,442	497	39,813	9,152	57,550	—	258,793
At July 31, 2020	1,349	151,237	23,430	24,770	14,730	49,145	20,705	285,366

During the year ended July 31, 2020, the Company capitalized $11,988 (July 31, 2019 – $4,825) of depreciation to inventory.  During the year ended July 31, 2020, depreciation expensed to the consolidated statement of loss and comprehensive loss was $6,072 (July 31, 2019 - $1,747).

Capitalized borrowing costs to buildings were realized in the year ended July 31, 2020 in the amount of $2,385 (July 31, 2019 – $511) at an average interest rate of 7.22% (July 31, 2019 – 3.2%).  Transfers are inclusive of $21,100 ($12,941 of cultivation and production equipment and $8,189 of buildings) added to construction in progress for of non-depreciated assets which the Company has not and cannot utilize.

Transfers to construction in progress during the year reflect the activation of an asset's useful life, transitioning from construction in progress to the appropriate property, plant and equipment classification. Right-of-use assets in the year were impaired by an amount of $1,178 due to the abandonment of a commercial administration building which the Company intends to sublease and included in the additions is the deferred rent liability of $1,116, previously accounted for under IAS 17 - Leases.

IMPAIRMENT AND SALE OF NIAGARA FACILITY

On March 2, 2020, the Company completed a strategic review of its cultivation capacity and made the decision to market the Niagara facility for sale. As a result, the carrying amount of the Niagara facility was expected to be recovered principally through its sale.  The sale was completed June 17, 2020.

The Niagara facility was subject to impairment testing during the fiscal year. The Niagara facility was acquired from Newstrike in May 2019 and consists primarily of equipment, cultivation and processing facilities and land assets that are included within property, plant and equipment, as well as related cultivation and processing licenses that are recorded as intangible assets (Note 13). These assets were previously included in the HEXO CGU.

The recoverable amount was determined by reference to fair value less costs of disposal using a market approach. The market approach was based on comparable transactions for similar assets, which is categorized within Level 2 of the fair value hierarchy. As a result, an impairment loss of $31,606 was recorded in property, plant and equipment. Additional impairment losses were recorded for cultivation and processing licenses (Note 13).

The adjustments reflect the activation of an asset's useful life, transitioning from construction in progress to the appropriate property, plant and equipment classification.

On June 17, 2020, the Company closed the sale of the Niagara Facility for proceeds of $12,250.  The sale resulted in a loss of disposal of $2,219.

IMPAIRMENT OF CERTAIN OPTIMIZATION PROJECTS

As at July 31, 2020, the Company identified an impairment indicator for certain capital assets and expenditures made as a result of suspending certain optimization projects that were under construction. As a result, the Company recorded an impairment loss of $43,585 relating to redundant and idle capital assets, as well as excess leasehold improvement expenditure that is not expected to contribute to future cash flows of the Company. The recoverable amount of the assets was determined to be zero, as the assets have no continuing use to the Company and negligible value would be derived from sale as the assets were highly customised for a specific purpose and location.

IMPARIMENT OF HEXO CGU

On January 31, 2020, an indicator of impairment was identified for the HEXO CGU as the carrying amount of the Company’s total net assets significantly exceeded the Company’s market capitalization.  The HEXO CGU consists of the Company’s Canadian cultivation and production facilities.

The recoverable amount of the CGU was determined based on fair value less cost of disposal using a market-based approach (Level 3) based on an income based discounted cash flow analysis (DCF). The Company uses its market capitalization and comparative market multiples to aid in validating the discounted cash flow results. The significant assumptions in the DCF analysis were as follows:

i. Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. A discrete four year period was forecasted with an extended 5 year period calculated using the H-Model which is an alternative dividend discount model that assumes the growth rate will fall linearly to the terminal value with a short-term growth rate of 10% in the first year, declining each year over the 5 years to a terminal growth rate of 3%. If all other assumption were held constant and the short-term growth rate in the first year was decreased by 1%, the recoverable amount would decrease approximately by $24,000;

ii.    Revenue and gross margin: Forecast revenues and resulting gross margin are based on internal projections, developed with reference to historical experience and external market information. If all other assumptions were held constant and forecasted revenues and resulting gross margins declined by 3%, the recoverable amount would decrease by approximately $34,000;

iii. Terminal value growth rate:  Management used a 3% terminal growth rate which is based on historical and projected consumer inflation, historical and projected economic indicators, and projected industry growth. If all other assumption were held constant and the terminal growth rate was decreased by 1%, the recoverable amount would decrease by approximately $38,000;

iv. Discount rate:  Management used a 14.1% post-tax discount rate which is reflective of an industry Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium based on a direct comparison approach, a size premium and company specific risk, and after-tax cost of debt based on corporate bond yields. If all other assumption were held constant and the discount rate was in increased by 1%, the recoverable amount would decrease by approximately $59,000; and

v.    Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

As a result of the impairment, no further impairment losses were required to be recorded.